Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the accompanying quarterly report on Form 10-Q/A for the three months ended June 30, 2007 and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alfredo Garcia, Chief Financial Officer of Eagle Rock Energy G&P, LLC, the general partner of Eagle Rock Energy GP, L.P., the general partner of Eagle Rock Energy Partners, L.P. (the “Partnership”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: November 1, 2007	/s/ Alfredo Garcia

Alfredo Garcia
Chief Financial Officer and Senior Vice
President, Corporate Development of Eagle Rock
Energy G&P, LLC, General Partner of Eagle Rock
Energy GP, L.P., General Partner of Eagle Rock
Energy Partners, L.P

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